UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐                                 Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On July 25, 2016, TPG Specialty Lending, Inc. issued the following press release:

TPG Specialty Lending, Inc. Questions TICC Capital Corp.’s Troubling Corporate Governance Practices

Describes TICC’s Long Track Record that Appears to Prioritize the Personal Interests of Management at the Expense of its Stockholders

Questions TICC’s Reasons for the Unprecedented Change in its Traditional Annual Meeting Scheduling Amid Significant Share Purchases by TICC Directors

Reminds TICC Stockholders That They Have the Right to Terminate the External Adviser’s Contract AT NO COST To Stockholders

Urges TICC Stockholders to Vote the GOLD Proxy Card to Terminate TICC’s External Adviser’s Contract and Elect T. Kelley Millet to the TICC Board

NEW YORK—(BUSINESS WIRE)—TPG Specialty Lending, Inc. (“TSLX”; NYSE:TSLX), a specialty finance company focused on lending to middle-market companies, today issued a letter to TICC Capital Corp. (“TICC”) stockholders highlighting TICC’s long track record of troubling corporate governance practices that appear to prioritize the personal interests of management at the expense of stockholders. Please click here to view the full letter: http://www.changeticcnow.com/content/uploads/2016/07/TSLX-Questions-TICC-Governance-Practices.pdf.

TSLX presents a timeline outlining how TICC insiders accumulated shares of TICC between May 5 and June 27, 2016, amid an unprecedented departure from TICC’s traditional annual meeting schedule.

TSLX further explains that TICC has failed to take sufficient remedial action to implement meaningful reforms despite clear requests for change from stockholders, respected proxy advisors and independent analysts.

The letter also urges stockholders to protect their investment in TICC by signing and returning the GOLD proxy card voting FOR the termination of the investment advisory agreement between TICC and its external adviser and the election of TSLX’s highly-qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors at TICC’s 2016 Annual Meeting, scheduled for September 2, 2016.

TSLX’s proxy materials are also available through the SEC’s website and at www.changeTICCnow.com.

About TPG Specialty Lending

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with approximately $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with approximately $74 billion of assets under management as of March 31, 2016. For more information, visit the Company’s website at www.tpgspecialtylending.com.

Forward-Looking Statements

Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).

Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding

TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 14, 2016 (the “TSLX Proxy Statement”). TSLX has mailed the TSLX Proxy Statement and accompanying GOLD proxy card to stockholders of TICC. This communication is not a substitute for the TSLX Proxy Statement.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).

This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

TPG Specialty Lending, Inc.

Investors

Lucy Lu

212-601-4753

llu@tpg.com

or

Charlie Koons

MacKenzie Partners, Inc.

800-322-2885

tpg@mackenziepartners.com

or

Media

Luke Barrett

212-601-4752

lbarrett@tpg.com

or

Tom Johnson or Pat Tucker

Abernathy MacGregor

212-371-5999

tbj@abmac.com /pct@abmac.com

July 25, 2016
Fellow TICC Stockholders:
TICC Capital Corp. (“TICC” or the “Company”) has a long track record of troubling corporate governance prac ces that appear to priori ze protec ng the personal interests of management at the expense of you, the stockholders.
The m e is now to tell TICC that enough is enough.
It is your right as a stockholder to enact change at TICC. VOTE THE
ENCLOSED GOLD CARD NOW to protect your investment and end more than a decade of failure at TICC.
On behalf of TPG Specialty Lending, Inc. (“TSLX”), we urge you to vote today to terminate the investment advisory agreement between TICC and its external adviser and to elect our highly qualified and independent nominee, T. Kelley Millet, to TICC’s
Board of Directors.
Stockholders have the right, under the Investment Company Act of 1940, as amended, to terminate the external adviser’s contract at no cost to stockholders.
Sincerely,
TPG Specialty Lending, Inc.
Joshua Easterly Michael Fishman
Chairman and Co--?Chief Execuv e O?cerCo--?Chief Execuv e O?cer
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

TICC’S 2016 ANNUAL MEETING WILL NOT TAKE PLACE UNTIL
SEPTEMBER FOR THE FIRST TIME IN ITS HISTORY. WHY?
Proxy Annual Annual Management
Year Statement Mee ng Mee ng Fees
Filed Record Date Date Threatened?
2004 May 18 April 27 June 17 NO
2005 May 2 April 29 June 8 NO
2006 April 28 April 27 June 6 NO
2007 April 30 April 26 June 5 NO
2008 April 29 April 25 June 16 NO
2009 April 30 April 27 June 18 NO
2010 April 30 April 23 June 16 NO
2011 April 29 April 29 June 7 NO
2012 April 26 April 25 June 6 NO
2013 April 25 April 24 June 5 NO
2014 April 30 April 28 June 11 NO
2015 April 29 April 28 June 10 NO
The record and meeng dates for TICC’s annual mee ng this year are several months later than they have been ever in the company’s history. The reasons behind this extraordinary delay have never been explained to stockholders.
What’s different about the annual mee ng in 2016? Personal interest. Certain TICC board members stand to lose out PERSONALLY on the collec on of signi?cant management fees if our proposal to terminate the exisng advisory agreement is approved. These are fees collected year aer year despite total returns BELOW U.S. TREASURIES.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

TICC SIGNIFICANTLY CHANGED ITS ESTABLISHED ANNUAL MEETING TIMING THIS YEAR WHILE INSIDERS BOUGHT SHARES.

Amid these unprecedented delays, TICC insiders bought more than 1.8 million shares of TICC between May 5, 2016 and June 27, 2016.

2012 → TICC management and interested board members collectively own 2.3% of TICC outstanding stock.

Interested board members buy NO STOCK for four years despite the stock trading below NAV for 659 days as of July 22, 2016.

2016

Feb. 3 → TSLX, TICC's largest single stockholder, notifies TICC of its intent to propose terminating the existing adviser at the annual meeting and nominates an independent director.

April 29 → Latest date TICC has ever set as a record date for any prior annual meeting.

May 5 → Interested board members begin acquiring shares of TICC stock for the first time since 2012.

June 27 → Interested board members disclose to the SEC that collectively they personally now own 5.52% of TICC stock that they intend to vote against our proposal to terminate the existing advisory agreement, making them, as a group, TICC's largest stockholder.

July 12 → TICC schedules its annual meeting for September 2, 2016, with a record date of July 8, 2016.

We question TICC's reasons for the unprecedented change in its traditional annual meeting schedule amid significant share purchases by TICC directors.

Why didn't TICC's independent directors take action to prevent these self-interested actions by other insiders?

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

TICC HAS FAILED TO ADDRESS REQUESTS FOR CHANGE FROM INDEPENDENT THIRD PARTIES. WHY?

Did TICC listen to its stockholders, independent analysts or respected proxy advisors to implement meaningful reforms?

CHECK THE RECORD.

✗ FAILED	**Run a complete and fair process to evaluate offers from third-parties willing to offer value to stockholders**
✗ FAILED	**Add independent, experienced directors to the Board who are aligned with stockholder interests**
✗ FAILED	**Implement a meaningful share buyback program that would benefit ALL stockholders, at a time when interested directors were buying TICC shares on an individual basis**
✗ FAILED	**Amend its fee structure to be truly competitive and reflective of its portfolio composition**

TICC proposed change when insiders were undeservedly receiving significant amounts to sell the external adviser. But since that transaction failed, **TICC insiders continue to support a phony dividend, consisting in part of investor capital, and have failed to take sufficient action to turn the Company around.**

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

WE REMIND YOU THAT TICC HAS DELIVERED UNACCEPTABLE TOTAL RETURNS TO STOCKHOLDERS FOR MORE THAN A DECADE.



Indexed Total Return (%)
350%
300%
250%
200%
150%
100%
50%
0%
Nov-2003
Nov-2005
Nov-2007
Nov-2009
Nov-2011
Nov-2013
Nov-2015
242%
172%
117%
105%
70%
58%
TICC's total returns underperform every significant benchmark
S&P 500
U.S. Treasuries
Investment Grade Corporate Debt
High Yield Corporate Debt
BDC Composite
TICC Capital Corp.

(1) Total return calculation includes share price appreciation and cumulative dividends paid
(2) TICC and benchmark returns indexed to November 21, 2003.
(3) BDC Composite comprised of ACAS, AINV, ARCC, BKCC, FSC, GBDC, HTGC, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, and TCRD
Note: Market data as of July 14, 2016
Source: Bloomberg, fixed income benchmark data from Markit iBoxx

TICC's external adviser and the current Board of Directors are responsible for the Company's total returns, which have underperformed every significant benchmark since its IPO in 2003.

These results are unacceptable to us and the existing external adviser and the Board have proven incapable of delivering competitive returns.

Make your voice heard. Send a clear message to the TICC Board that its conduct and continued underperformance are unacceptable. VOTE TODAY.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG
SPECIALTY
LENDING

TERMINATING THE EXTERNAL ADVISER WILL GIVE STOCKHOLDERS THE OPPORTUNITY TO ACHIEVE IMPROVED RETURNS.

In advocating for a prior change in the external adviser, TICC acknowledged that another potential advisory agreement exists that is preferable to the current arrangement with the existing adviser.

ACCORDING TO TICC THEN, THE BENEFITS OF A NEW EXTERNAL ADVISER WOULD INCLUDE:

Better asset manager	Meaningful share repurchase program	New independent directors	No restrictions on other value-creating opportunities

SIGNIFICANT INTEREST IN MANAGING TICC – At least three independent advisers have already expressed a willingness to manage TICC's assets to generate value for stockholders.

CLEAR POTENTIAL FOR IMPROVED RETURNS – TICC has delivered total returns below every significant benchmark since its IPO in 2003 including U.S. Treasuries. TICC's returns are simply unacceptable.

ADDITION OF AN INDEPENDENT VOICE FOR STOCKHOLDERS – T. Kelley Millet has more than 30 years of proven industry experience, particularly in credit markets, and a long track record of prioritizing stockholders' interests.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

If you have any questions concerning this letter OR HOW TO VOTE, please call MacKenzie Partners, Inc. at one of the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
(212) 929-5500 (call collect)
or
TOLL-FREE (800) 322-2885
TPG@mackenziepartners.com

About TPG Specialty Lending

TPG Specialty Lending, Inc. ("TSLX" or the "Company") is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with approximately $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with approximately $74 billion of assets under management as of March 31, 2016. For more information, visit the Company's website at www.tpgspecialtylending.com.

Forward-Looking Statements

Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. ("TICC"), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. ("TSLX"), and statements with regard to TSLX's proposed business combination transaction with TICC (including any

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as anticipate," "approximate," "believe," "plan," "estimate," "expect," "project," "could," "would," "should," "will," "intend," "may," "potential," "upside" and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX's expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX's current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX's plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX's filings with the Securities and Exchange Commission ("SEC").

Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC's board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX's stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC's businesses and operations with TSLX's businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX's plans, results or stock price are set forth in TSLX's Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX's control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

All informa on in this communica on regarding TICC, including its businesses, opera ons and ?nancial results, was obtained from TICC’S EXTERNAL public sources. While ADVISER AND TSLX has no knowledge MANAGEMENT that any such informa on is inaccurate HAS COLLECTEDor incomplete, TSLX has not veri?ed any of that informa on. TSLX reserves the right to change any of its opinions expressed herein at any
m e as it deems appropriate. TSLX disclaims MILLIONS any obligao n to update the data, IN FEES informao n or opinions contained herein.
Proxy Solicitao n Informao n
In connec on with TSLX’s solicita on of proxies for the 2016 annual mee ng of TICC stockholders in favor of (a) the eleco n of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory
Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Sec on 15(a)
of the Investment Company Act of 1940, as amended, TSLX ?led an amended de?ni ve proxy statement in connec on therewith on Schedule 14A with the SEC on July 14, 2016 (the “TSLX Proxy Statement”). TSLX has mailedthe TSLX Proxy
Statement and accompanying GOLD proxy card to stockholders of TICC. This communica on is not a subs tute for the
TSLX Proxy Statement.
TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY
MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY
MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND
ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE
TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S
PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.
The par cipants in the solicita on are TSLX and T. Kelley Millet, and certain of TSLX’s directors and execu ve officers may also be deemed to be par cipants in the solicita on. As of the date hereof, TSLX bene?cially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly bene?cially own any shares of common stock of TICC.
Security holders may obtain informa on regarding the names, affilia ons and interests of TSLX’s directors and execu ve officers in TSLX’s Annual Report on Form 10--?K for the year ended December 31, 2015, which was filed with the SEC on
February 24, 2016, its proxy statement for the 2016 annual mee ng of TSLX stockholders, which was ?led with the SEC on April 8, 2016, and certain of its Current Reports on Form 8--?K. These documents can be obtained free of charge from the sources indicated above. Addi onal informa on regarding the interests of these par cipants in the proxy solicita on and a descrip on of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy
Statement and other relevant materials to be ?led with the SEC (if and when available).
This document shall not cons tute an o?er to sell, buy or exchange or the solicita on of an o?er to sell, buy or exchange any securi es, nor shall there be any sale of securi es in any jurisdic on in which such o?er, solicita on or sale would be unlawful prior to registra on or quali?ca on under the securi es laws of any such jurisdic on. No o?ering of securi es shall be made except by means of a prospectus mee ng the requirements of Sec on 10 of the Securi es Act of 1933, as amended.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM